UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2006

Stellent, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-19817	41-1652566
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 Flying Cloud Drive, Suite 500, Eden Prairie, Minnesota		55344
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(952) 903-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective March 1, 2006, our board of directors appointed Daniel P. Ryan as our Chief Operating Officer. Mr. Ryan has served as our Executive Vice President of Marketing and Business Development since April 2003 and as our Senior Vice President of Marketing and Business Development from April 2002 through March 2003. He has also served as our Senior Vice President of Corporate and Business Development from November 2001 to April 2002. From April 1999 to November of 2001, he served as Vice President of Marketing and Business Development. From September 1997 to April 1999, he served as Vice President of Marketing for Foglight Software, Inc., a developer of enterprise performance management solutions. Prior to that time, Mr. Ryan served as Director of Marketing for Compact Devices, Inc.

In April 2003, we entered into an employment agreement with Mr. Ryan, which continues for an indefinite term until terminated by us, Mr. Ryan resigns or Mr. Ryan becomes disabled or dies. Mr. Ryan originally received an annual base salary of $195,000 under the agreement, subject to annual adjustments, plus annual performance bonuses based on achievement of specific objectives and criteria established by our company from time to time. Mr. Ryan has agreed not to compete with our company during his employment and for a period of one year following his termination of employment. In the event of Mr. Ryan’s death, disability, termination of employment without cause or termination of employment following a change in control due to his relocation, a material reduction of his duties or responsibilities or a material reduction of his base salary, other than pursuant to a general reduction in the base salary of all executives of our company, Mr. Ryan will receive lump sum severance pay equal to six months of his then current salary.

A press release announcing Mr. Ryan's appointment is filed as Exhibit 99 and incorporated into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

99 Press Release dated March 7, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellent, Inc.

March 7, 2006	By:	Gregg A. Waldon

Name: Gregg A. Waldon
Title: Executive Vice President, Chief Financial Officer, Secretary and Treasurer

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Exhibit Index

Exhibit No.	Description

99	Press Release dated March 7, 2006